PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated March 1, 2013

PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC GLOBAL SMALL-CAP FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated June 1, 2013

1.

The following changes are effective March 1, 2014:

a.

The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is below $250,000.  Investors considering cumulative purchases of $250,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $250,000 or more, should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

January 22, 2014	14180 1.22.14